Spyglass Growth Fund
Schedule of Investments
As of September 30, 2024 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
COMMUNICATION SERVICES - 2.2%
Spotify Technology SA (a)	48,364	$17,823,585

CONSUMER DISCRETIONARY - 19.5%
DoorDash, Inc. - Class A (a)	292,802	41,791,629
Duolingo, Inc. (a)	72,278	20,383,842
Floor & Decor Holdings, Inc. - Class A (a)	236,898	29,415,625
Global-e Online Ltd. (a)	737,189	28,337,545
Sweetgreen, Inc. - Class A (a)	1,083,886	38,423,759
		158,352,400

FINANCIALS- 13.6%
Affirm Holdings, Inc. (a)	1,242,555	50,721,095
Kinsale Capital Group, Inc.	46,770	21,774,709
Shift4 Payments, Inc. - Class A (a)	422,764	37,456,890
		109,952,694

HEALTH CARE- 18.7%
Ascendis Pharma AS - ADR (a)	345,538	51,592,279
Exact Sciences Corp. (a)	739,413	50,368,813
Medpace Holdings, Inc. (a)	75,000	25,035,000
Veeva Systems, Inc. - Class A (a)	118,269	24,821,115
		151,817,207

INDUSTRIALS- 12.8%
ACV Auctions, Inc. - Class A (a)	1,379,410	28,043,405
API Group Corp. (a)	967,797	31,956,657
TransDigm Group, Inc.	12,882	18,384,289
WillScot Mobile Mini Holdings Corp. (a)	687,946	25,866,769
		104,251,120

INFORMATION TECHNOLOGY- 28.3%(b)
AppLovin Corp. - Class A (a)	431,987	56,395,903
Astera Labs, Inc. (a)	389,015	20,380,496
GoDaddy, Inc. - Class A (a)	187,483	29,393,585
HubSpot, Inc. (a)	49,399	26,260,508
MongoDB, Inc. (a)	124,852	33,753,738
Procore Technologies, Inc. (a)	495,352	30,573,126
Snowflake, Inc. - Class A (a)	289,304	33,229,457
		229,986,813

REAL ESTATE- 4.1%
CoStar Group, Inc. (a)	438,774	33,101,111
TOTAL COMMON STOCKS (Cost $599,376,148)		805,284,930

TOTAL INVESTMENTS - 99.2% (Cost $599,376,148)		805,284,930
Money Market Deposit Account - 1.0% (c)		8,227,602
Liabilities in Excess of Other Assets - (0.2)%		(1,528,015)
TOTAL NET ASSETS - 100.0%		$811,984,517

Percentages are stated as a percent of net assets.

SA - Sociedad Anónima
AS - Aktielselskab ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.63%.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Summary of Fair Value Measurements at September 30, 2024 (Unaudited)

    The Spyglass Growth Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 -	Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs, are not available, are representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund's securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$805,284,930	$–	$–	$805,284,930
Total Investments	$805,284,930	$–	$–	$805,284,930

Refer to the Schedule of Investments for further disaggregation of investment categories.